Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-02051) pertaining to the Crawford &
Company 1996 Employee Stock Purchase Plan,

(2)	Registration Statement (Form S-8 No. 333-24425) pertaining to the Crawford &
Company 1997 Non-Employee Director Stock Option Plan,

(3)	Registration Statement (Form S-8 No. 333-24427) pertaining to the Crawford &
Company 1997 Key Employee Stock Option Plan,

(4)	Registration Statement (Form S-8 No. 333-43740) pertaining to the Crawford &
Company 1997 Key Employee Stock Option Plan,

(5)	Registration Statement (Form S-8 No. 333-87465) pertaining to the Crawford &
Company U.K. Sharesave Scheme,

(6)	Registration Statement (Form S-8 No. 333-125557) pertaining to the Crawford &
Company Executive Stock Bonus Plan,

(7)	Registration Statement (Form S-8 No. 333-140310) pertaining to the Crawford &
Company U.K. Sharesave Scheme,

(8)	Registration Statement (Form S-3/A No. 333-142569) pertaining to the registration of common stock,

(9)	Registration Statement (Form S-8 No. 333-157896) pertaining to the Crawford &
Company 2007 Non-Employee Director Stock Option Plan,

(10)	Registration Statement (Form S-8 No. 333-161278) pertaining to the Crawford &
Company International Employee Stock Purchase Plan,

(11)	Registration Statement (Form S-8 No. 333-161279) pertaining to the Crawford &
Company Non-Employee Director Stock Plan,

(12)	Registration Statement (Form S-8 No. 333-161280) pertaining to the Crawford &
Company Executive Stock Bonus Plan,

(13)	Registration Statement (Form S-8 No. 333-170344) pertaining to the Crawford &
Company 1996 Employee Stock Purchase Plan,

(14)	Registration Statement (Form S-8 No. 333-190373) pertaining to the Crawford &
Company U.K. Sharesave Scheme,

(15)	Registration Statement (Form S-8 No. 333-199915) pertaining to the Crawford &
Company Executive Stock Bonus Plan,

(16)	Registration Statement (Form S-8 No. 333-213010) pertaining to the Crawford &
Company 2016 Omnibus Stock and Incentive Plan and the Crawford & Company 2016 Employee Stock Purchase Plan, and

(17)	Registration Statement (Form S-8 No. 333-228178) pertaining to the Crawford &
Company U.K. Sharesave Scheme, as Amended;

of our reports dated February 25, 2019, with respect to the consolidated financial statements of
Crawford & Company and the effectiveness of internal control over financial reporting of Crawford
& Company included in this Annual Report (Form 10-K) for the year ended December 31, 2018.

/s/ Ernst & Young LLP

Atlanta, Georgia
February 25, 2019